FREE MARKET U.S. EQUITY FUND

FREE MARKET INTERNATIONAL EQUITY FUND

FREE MARKET FIXED INCOME FUND

of

THE RBB FUND, INC.

PROSPECTUS

December 31, 2007 (as revised January 10, 2008)

Investment Adviser:

ABUNDANCE TECHNOLOGIES, INC.

3700 Park 42 Drive

Suite 105A

Cincinnati, Ohio 45241

The securities described in this Prospectus have been registered with the Securities and Exchange Commission (the “SEC”). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a criminal offense.

i

INTRODUCTION

This Prospectus is intended to provide you with the information you need to make an informed decision about whether to invest in the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund (the “Funds”), three series of The RBB Fund, Inc. (the “Company”). Each Fund operates as a Fund of Funds. For purposes of this Prospectus, “Free Market” refers to markets that are efficient, meaning that the market price of a security is generally indicative of its value.

Abundance Technologies, Inc. (“Abundance” or the “Adviser”) provides investment advisory services to the Funds. This Prospectus and the Statement of Additional Information (“SAI”) incorporated herein relate solely to the Funds.

By investing in a Fund, an investor can invest in a managed portfolio of investment companies to meet a specified investment strategy. The Adviser believes that allocating each Fund’s assets among other investment companies will capture the returns of various market segments and provide diversification to the Fund. Each Fund may invest directly in individual securities. However, the Adviser will not invest directly in individual securities without the prior approval of the Board of Directors of the Company, except as described in this Prospectus.

DESCRIPTION OF THE FREE MARKET U.S. EQUITY FUND

Investment Goal

The Free Market U.S. Equity Fund seeks long-term capital appreciation. The Fund’s investment goal is not fundamental and may be changed without shareholder approval by the Company’s Board of Directors upon prior written notice to shareholders. Shareholders will be given at least 60 days’ prior written notice of any change to the Fund’s investment goal.

Principal Investment Strategies

Investments: The Fund pursues its investment goal by investing under normal circumstances at least 80% of its net assets, including any borrowings for investment purposes, in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “investment companies”) that have either adopted policies to invest at least 80% of their net assets in equity securities, such as common stocks, preferred stocks or securities convertible into stocks, of U.S. companies, or invest substantially all of their assets in such equity securities. The Fund will diversify its investments by investing primarily in investment companies focusing on different segments of the equity markets, including large (“large-cap”), small (“small-cap”) and micro-capitalization (“micro-cap”) equity securities that the Adviser believes offer the prospect of long-term capital appreciation.

The Adviser uses target ranges in allocating the Fund’s assets among various investment company asset classes. The Adviser expects that the Fund’s investments will be within plus or minus 5% of the following target ranges:

Asset Class	Target
U.S. Large Cap Value	30%
U.S. Small Cap Value	25%
U.S. Large Company	15%
U.S. Small Cap	15%
U.S. Micro Cap	15%

Target allocations represent the Fund’s current target for investments in a particular asset class. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time without shareholder approval.

The Fund invests exclusively in investment companies that are not affiliated with it. These investment companies may be within the same fund complex and/or advised by the same investment adviser.

Strategies: The Adviser focuses on the returns of investment companies within each of the target asset classes while keeping trading costs to a minimum. Under normal market conditions, the Adviser expects substantially all of the Fund’s net assets to be invested in the securities of investment companies that invest in the types of securities in each asset class described below, with less than 2% of its net assets invested in cash or money market instruments.

U.S. Value Asset Classes: The underlying investment companies comprising the U.S. large cap value asset class and U.S. small cap value asset class will invest in a broad and diverse group of readily marketable common stocks and other equity securities of U.S. companies which the underlying investment adviser(s) determine to be value stocks at the time of purchase. An issuer’s securities are considered value stocks primarily because they have a high book value in relation to their market value (a “book to market ratio”). In assessing value, the underlying investment adviser(s) may consider additional factors, such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria used for assessing value are subject to change from time to time.

•

U.S. Large Cap Value: The underlying investment companies comprising the large cap value asset class generally will purchase a broad and diverse group of common stocks and other equity securities of large cap companies that the underlying investment adviser(s) determine to be value stocks. The underlying investment adviser(s) measure company size primarily based on market capitalization. Large cap companies generally are those companies with a market capitalization of $2 billion or greater. This dollar amount will change from time to time due to market conditions.

•

U.S. Small Cap Value: The underlying investment companies investing in the small cap value asset class generally will purchase a broad and diverse group of common stocks and other equity securities of small cap companies that the underlying investment adviser(s) determine to be value stocks. The underlying investment adviser(s) measure company size primarily based on market capitalization. Small cap companies generally are those companies with a market capitalization of $2 billion or less. This dollar amount will change from time to time due to market conditions.

U.S. Large Company Asset Class: The underlying investment companies comprising the U.S. large company asset class generally will purchase all of the stocks that comprise the S&P 500® Index in approximately the proportions they are represented in the S&P 500® Index. The S&P 500® Index is comprised of a broad and diverse group of stocks. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, they represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. For purposes of this asset class, the underlying investment adviser(s) consider the stocks that comprise the S&P 500® Index to be those of large companies.

U.S. Small Cap Asset Class: The underlying investment companies comprising the small cap asset class generally will purchase a broad and diverse group of common stocks and other equity securities of small cap companies. The underlying investment adviser(s) measure company size primarily based on market capitalization. Small cap companies are generally those with a market capitalization of $2 billion or less. This dollar amount will change from time to time due to market conditions. There may be some overlap in the companies in which the U.S. small cap asset class and the U.S. micro cap asset class invest.

U.S. Micro Cap Asset Class: The underlying investment companies comprising the micro cap asset class generally will purchase a broad and diverse group of common stocks and other equity securities of micro cap companies. The underlying investment adviser(s) measure company size primarily based on market capitalization. Micro cap companies are generally those companies with a market capitalization of $1 billion or less. This dollar amount will change from time to time due to market conditions. There may be some overlap in the companies in which the U.S. micro cap asset class and the U.S. small cap asset class invest.

The Fund will notify shareholders in writing at least 60 days prior to any change in its policy of investing under normal circumstances at least 80% of its net assets, including any borrowings for investment purposes, in shares of registered, open-end investment companies that emphasize investments in U.S. equity securities.

The Fund reserves the right to hold up to 100% of its assets as a temporary defensive measure in cash and money market instruments such as U.S. Government securities, bank obligations and commercial paper. To the extent the Fund employs a temporary defensive measure, the Fund may not achieve its investment goal.

Summary of Principal Risks

Investing in any mutual fund involves risks, including the risk that you may receive little or no return on your investment, the risk that the Fund could underperform other possible investments, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. You could lose money on your investment in the Fund. An investment in the Fund involves the same investment risks as those of the underlying investment companies in which the Fund invests. These risks may adversely affect the Fund’s net asset value (“NAV”) and investment performance. The Fund is subject to the following principal risks:

•

Stocks of large cap, small cap or micro cap companies in which the Fund’s underlying investment companies invest or in which the Fund invests directly may temporarily fall out of favor with investors or may be more volatile than the rest of the U.S. market as a whole.

•

The smaller the capitalization of a company, generally the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records and are more likely to fail than companies with larger market capitalizations.

•

Although the Fund will invest in other investment companies that invest in equity securities believed to be undervalued, there is no guarantee that the prices of these securities will not move even lower.

•

Companies in which the Fund’s underlying investment companies invest may suffer unexpected losses or lower than expected earnings or their securities may become difficult or impossible to sell at the time and for the price that the underlying investment adviser(s) would like.

•

The Adviser’s judgment about the attractiveness or potential appreciation of a particular underlying investment company security could prove to be wrong or the Fund could miss out on an investment opportunity because the assets necessary to take advantage of such opportunity are tied up in less advantageous investments.

•

Because under normal circumstances the Fund invests at least 80% of its net assets in shares of registered investment companies that emphasize investments in U.S. equity securities, the NAV of the Fund will change with changes in the share prices of the investment companies in which the Fund invests.

•

There is a risk that large capitalization stocks may not perform as well as other asset classes or the U.S. stock market as a whole. In the past, large capitalization stocks have gone through cycles of doing better or worse than the stock market in general.

•

There is a risk that the Fund, which is passively managed, may not perform as well as funds with more active methods of investment management, such as selecting securities based on economic, financial, and market analysis.

•	The performance of the Fund will depend on how successfully the investment adviser(s) to the underlying investment companies pursue their investment strategies.

Risk/Return Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year. The Fund intends to evaluate its performance as compared to that of a broad-based index and a Composite Index. The broad-based index will be the Russell 2500® Index. The Composite Index will be comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, each weighted 25%, 25%, 25% and 25%, respectively. The following is a description of each index:

The Russell 2500® Index consists of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the Index. The Russell 2500® Index includes the smallest 2,500 securities in the Russell 3000® Index. The Russell 3000® Index is made up of 3,000 of the biggest U.S. stocks.

The S&P 500® Index consists of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe. The S&P 500® Index is a market-value weighted index and each stock’s weight in the index is proportionate to its market value.

The Russell 1000® Value Index consists of the large-cap value segment of the U.S. equity universe. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer of the large-cap value market.

The Russell 2000® Index consists of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the Index. The Russell 2000® Index includes the smallest 2000 securities in the Russell 3000® Index.

The Russell 2000® Value Index consists of the small-cap value segment of the U.S. equity universe. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer of the small-cap value market.

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.50%
Distribution (12b-1) and/or service fees	None
Other Expenses [1]	0.29%
Acquired Fund fees and expenses [2]	0.33%

Total annual Fund operating expenses	1.12%
Fee waivers [3]	0%

Net expenses	1.12%

*	Shareholders requesting redemption by wire are charged a transaction fee of $7.50
1

Other expenses for the Fund are based on estimated amounts for the current fiscal year. Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges.

2

“Acquired Fund” means any investment company in which the Fund expects to invest during the current fiscal year. Net Operating Expenses will not correlate to the Fund’s ratio of expenses to average net assets, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. The Fund calculates the Acquired Fund’s expenses using the net expense ratios reported in the Acquired Fund’s most recent shareholder reports.

3

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses to 1.13% of the Fund’s average daily net assets through December 31, 2008. The Adviser may discontinue these arrangements at any time after December 31, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$114	$356

DESCRIPTION OF THE FREE MARKET INTERNATIONAL EQUITY FUND

Investment Goal

The Free Market International Equity Fund seeks long-term capital appreciation. The Fund’s investment goal is not fundamental and may be changed without shareholder approval by the Company’s Board of Directors upon prior written notice to shareholders. Shareholders will be given at least 60 days’ prior written notice of any change to the Fund’s investment goal.

Principal Investment Strategies

Investments: The Fund will pursue its investment goal by investing under normal circumstances at least 80% of its net assets, including any borrowings for investment purposes, in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “investment companies”) that have either adopted policies to invest at least 80% of their net assets in equity securities, such as common stocks, preferred stocks or securities convertible into stocks, of foreign companies, or invest substantially all of their net assets in such equity securities. The fund will diversify its investments by investing primarily in investment companies that focus on different segments of the foreign equity markets, including emerging markets, with little or no focus on domestic equity markets.

The Adviser uses target ranges in allocating the Fund’s assets among various investment company asset classes. The Adviser expects that the Fund’s investments will be within plus or minus 5% of the following target ranges:

Asset Class	Target
International Small Cap Value	40%
International Large Cap Value	30%
International Small Company	10%
International Large Cap	5%
Emerging Markets	5.25%
Emerging Markets Value	4.875%
Emerging Markets Small Cap	4.875%

Target allocations represent the Fund’s current target for investments in a particular asset class. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time without shareholder approval.

The Fund invests exclusively in investment companies that are not affiliated with it. These investment companies may be within the same fund complex and/or advised by the same investment adviser.

Strategies: The Adviser focuses on the returns of the investment companies within each of the target asset classes while keeping trading costs to a minimum. Under normal market conditions, the Adviser expects substantially all of the Fund’s net assets to be invested in the securities of investment companies that invest in the types of securities in each asset class described below, with less than 5% of its net assets invested in cash or money market instruments.

International Small Cap Value Asset Class: The underlying investment companies comprising the international small cap value asset class generally will purchase the stocks and other equity securities of small foreign companies that the underlying investment adviser(s) determine to be value stocks at the time of purchase. An issuer’s securities are considered value stocks primarily because they have a high book to market ratio. In assessing value, the underlying investment adviser(s) may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria used for measuring value are subject to change from time to time.

The underlying investment companies intend to purchase the stocks and other equity securities of small companies in foreign countries with developed markets. The underlying investment adviser(s) measure company size primarily based on market capitalization. Small foreign companies are generally those companies with a market capitalization below $4.2 billion. This threshold will vary by country or region, and the dollar amount will change from to time due to market conditions. Currently, the median market capitalization of companies in the international small cap value asset class is approximately $216 million.

The underlying investment companies comprising the international small cap value asset class may invest in stocks and other equity securities of issuers located in the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The investment adviser(s) of the underlying investment companies in which the Fund invests may also invest from time to time in securities of issuers located in other developed countries, at their discretion.

International Large Cap Value Asset Class: The underlying investment companies comprising the international large cap value asset class generally will purchase the stocks and other equity securities of large foreign companies that the underlying investment adviser(s) determine to be value stocks at the time of purchase. An issuer’s securities are considered value stocks primarily because they have a high book to market ratio. In assessing value, the underlying investment adviser(s) may consider additional factors such as price to cash flow or price to earnings ratios as well as economic conditions and developments in the issuer’s industry. The criteria used for assessing value are subject to change from time to time.

The underlying investment companies intend to purchase the stocks of large companies in countries with developed markets. The underlying investment adviser(s) determine company size primarily based on market capitalization. Large foreign companies generally are those companies with a market capitalization of at least $700 million. This threshold will vary by country or region, and the dollar amount will change from time to time due to market conditions. Currently, the median market capitalization of companies in the international large cap value asset class is approximately $5.37 billion.

The underlying investment companies comprising the international large cap value asset class may invest in stocks and other equity securities of issuers located in the same foreign countries as described above under “International Small Cap Value Asset Class.” The investment adviser(s) of the underlying investment companies in which the Fund invests may also invest from time to time in securities of issuers located in other developed countries, at their discretion.

International Small Company Asset Class: The underlying investment companies comprising the international small company asset class generally will purchase the stocks and other equity securities of small companies in foreign countries with developed markets. The underlying investment adviser(s) measure company size primarily based on market capitalization. Small foreign companies generally are those companies with a market capitalization below $4.2 billion. This threshold will vary by country or region, and the dollar amount will change from time to time due to market conditions. Currently, the median market capitalization of companies in the international small company asset class is approximately $275 million.

The underlying investment companies comprising the international small company asset class may invest in stocks and other equity securities of issuers located in the same foreign countries as described above under “International Small Cap Value Asset Class.” The investment adviser(s) of the underlying investment companies in which the Fund invests may also invest from time to time in securities of issuers located in other developed countries, at their discretion.

International Large Cap Asset Class: The underlying investment companies comprising the international large cap asset class generally will purchase the stocks and other equity securities of large companies in foreign countries. The underlying investment adviser(s) determine company size primarily based on market capitalization. Large companies generally are considered to be those companies with a market capitalization of at least $700 million. This threshold will vary by country or region, and the dollar amount will change from time to time due to market conditions. Currently, the median market capitalization of companies in the international large cap asset class is approximately $5.56 billion.

The underlying investment companies comprising the international large cap asset class may invest in stocks and other equity securities of issuers located in the same foreign countries as described above under “International Small Cap Value Asset Class.” The investment adviser(s) of the underlying investment companies in which the Fund invests may also invest from time to time in securities of issuers located in other developed countries, at their discretion.

Emerging Markets Asset Class, Emerging Markets Value Asset Class, and Emerging Markets Small Cap Asset Class (collectively, the “Emerging Markets Asset Classes”): Underlying investment companies comprising each Emerging Markets Asset Class generally will purchase stocks and other equity securities of companies located in the emerging market countries identified below. The underlying investment companies investing in securities of the emerging markets asset class and the emerging markets small cap asset class will seek broad market coverage by purchasing the equity securities of larger and smaller companies, respectively, within each country. The underlying investment adviser(s) determine company size primarily based on market capitalization. Companies in the Emerging Markets Asset Classes generally are those companies with a market capitalization of between $3.5 billion and $588 million. These dollar amounts will change from time to time due to market conditions.

The underlying investment companies in the emerging markets value asset class generally will purchase emerging market equity securities that are deemed by the underlying investment adviser(s) to be value stocks at the time of purchase. An issuer’s securities are considered value stocks primarily because they have a high book to market ratio. In assessing value, the underlying investment advisers may consider additional factors, such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria used for assessing value are subject to change from time to time.

The underlying investment companies comprising the Emerging Markets Asset Classes may invest in the stocks and other equity securities of issuers located in the following foreign countries: Brazil, Chile, China, Czech Republic, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Philippines, Poland, South Africa, South Korea, Taiwan, Thailand, and Turkey. The investment adviser(s) of the underlying investment companies in which the Fund invests may also invest from time to time in securities of issuers located in the other emerging market countries, at their discretion.

The Fund will notify shareholders in writing at least 60 days prior to any change in its policy of investing at least 80% of its net assets, including any borrowings for investment purposes, in shares of investment companies that emphasize investments in equity securities of foreign companies.

The Fund reserves the right to hold up to 100% of its assets as a temporary defensive measure in cash and money market instruments such as U.S. Government securities, bank obligations and commercial paper. To the extent the Fund employs a temporary defensive measure, the Fund may not achieve its investment goal.

Summary of Principal Risks

Investing in any mutual fund involves risks, including the risk that you may receive little or no return on your investment, the risk that the Fund could underperform other possible investments, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. You could lose money on your investment in the Fund. An investment in the Fund involves the same investment risks as those of the underlying investment companies in which the Fund invests. These risks could adversely affect the Fund’s NAV and investment performance. The Fund is subject to the following principal risks:

•

The value of particular foreign equity securities or stock markets which the Fund’s underlying investment companies may purchase or on which the securities they may purchase are traded may decline in value.

•

Stocks of large cap or small cap foreign companies in which the Fund’s underlying investment companies may invest may temporarily fall out of favor with investors or may be more volatile than particular foreign stock markets or foreign stock markets as a whole.

•

The smaller the capitalization of a company, generally the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records and are more likely to fail than companies with larger market capitalizations.

•

Stocks of large cap or small cap foreign companies in which the Fund’s underlying investment companies may invest may suffer unexpected losses or lower than expected earnings or such securities may become difficult or impossible to sell at the time and for the price the underlying investment advisers would like.

•

Because the Fund owns shares of underlying investment companies that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

•

Investments in emerging market securities by underlying investment companies in which the Fund invests are subject to higher risks than those in developed market countries because there is greater uncertainty in less established markets and economics.

•

The Adviser’s judgment about the attractiveness or potential appreciation of a particular underlying investment company security could prove to be wrong or the Fund could miss out on an investment opportunity because the assets necessary to take advantage of such opportunity are tied up in less advantageous investments.

•

Because under normal circumstances the Fund invests at least 80% of its net assets in shares of registered investment companies that emphasize investments in equity securities of foreign companies, the NAV of the Fund will change with changes in the share prices of the investment companies in which the Fund invests.

•

There is a risk that the Fund, which is passively managed, may not perform as well as funds with more active methods of investment management, such as selecting securities based on economic, financial, and market analysis.

•	The performance of the Fund will depend on how successfully the investment advisers to the underlying investment companies pursue their investment strategies.

Risk/Return Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar Year. The Fund intends to evaluate its performance as compared to that of a broad-based index and a Composite Index. The broad-based index will be the MSCI World (excluding U.S.) Index. The Composite Index will be comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index, and MSCI Emerging Markets Free Index, each weighted 25%, 25%, 25% and 25%, respectively. The following is a description of each index:

The MSCI World (excluding U.S.) Index is a stock market index of ‘world’ stocks maintained by Morgan Stanley Capital International (“MSCI”) The index includes a selection of stocks of developed markets, as defined by MSCI. This index contains securities from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom, and United States.

The MSCI Europe, Australasia, and Far East (“EAFE”) Index is a stock market index of foreign stocks that covers 85% of the equity market of the following developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom.

The MSCI EAFE Value Index is a subset of the EAFE Index and includes securities from Europe, Australasia (Australia and Asia) and the Far East. The Index generally represents approximately 50% of the market capitalization of the EAFE Index and consists of those securities classified by MSCI as most representing the value style.

The MSCI EAFE Small Cap Index targets 40% of the eligible small cap universe within each industry group, within each country. MSCI defines the small cap universe as all listed securities that have a market capitalization in the range of $200 million to $1.5 billion.

The MSCI Emerging Markets Free Index is designed to measure equity market performance in global emerging markets. The Index contains securities from the following emerging market countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.50%
Distribution (12b-1) and/or service fees	None
Other Expenses [1]	0.29%
Acquired Fund fees and expenses [2]	0.53%

Total annual Fund operating expenses	1.32%
Fee Waivers [3]	0%

Net Expenses	1.32%

*	Shareholders requesting redemption by wire are charged a transaction fee of $7.50.
1

Other expenses for the Fund are based on estimated amounts for the current fiscal year. Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges.

2

“Acquired Fund” means any investment company in which the Fund expects to invest during the current fiscal year. Net Operating Expenses will not correlate to the Fund’s ratio of expenses to average net assets, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. The Fund calculates the Acquired Fund’s expenses using the net expense ratios reported in the Acquired Fund’s most recent shareholder reports.

3

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses to 1.35% of the Fund’s average daily net assets through December 31, 2008. The Adviser may discontinue these arrangements at any time after December 31, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$137	$428

DESCRIPTION OF THE FREE MARKET FIXED INCOME FUND

Investment Goal

The Free Market Fixed Income Fund seeks total return (consisting of current income and capital appreciation). The Fund’s investment goal is not fundamental and may be changed without shareholder approval by the Company’s Board of Directors upon prior written notice to shareholders. Shareholders will be given at least 60 days’ prior written notice of any change to the Fund’s investment goal.

Principal Investment Strategies

Investments: The Fund pursues its investment goal by investing under normal circumstances at least 80% of its net assets, including any borrowings for investment purposes, in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “investment companies”) that have either adopted policies to invest at least 80% of their net assets in fixed income securities that the Adviser believes offer the prospect of providing total return, or invest substantially all of their assets in such fixed income securities.

The Adviser uses target ranges in allocating the Fund’s assets among various investment company asset classes. The Adviser expects the Fund’s investment to be within plus or minus 5% of the following target ranges.

Asset Class	Target
One-Year Fixed Income	25%
Two-Year Global Fixed Income	25%
Five-Year Government Fixed Income	25%
Five-Year Global Fixed Income	25%

Target allocations represent the Fund’s current target for investments in a particular asset class. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time without shareholder approval.

The Fund invests exclusively in investment companies that are not affiliated with it. These investment companies may be within the same fund complex and/or advised by the same investment adviser.

Strategies: The Adviser focuses on the returns of investment companies within each of the target asset classes while keeping trading costs to a minimum. Under normal market conditions, the Adviser expects substantially all of the Fund’s net assets to be invested in the securities of investment companies that invest in the types of securities in each asset class described below, with less than 2% of its net assets invested in cash or money market instruments.

One-Year Fixed Income Asset Class: The underlying investment companies comprising the one-year fixed income asset class generally will purchase U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the U.S., foreign government and agency obligations, bank obligations, including the obligations of U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements, and obligations of supranational organizations such as the World Bank, the European Investment Bank, European Economic Community and European Coal and Steel Community. Generally, underlying investment companies comprising this asset class will purchase obligations which mature within one year from the date of settlement, but substantial investments may be made in obligations maturing within two years from the date of settlement when greater returns are available.

Two-Year Global Fixed Income Asset Class: The underlying investment companies comprising the two-year global fixed income asset class generally will purchase obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, and other debt obligations of domestic and foreign issuers. Generally, investment companies in this asset class will purchase obligations with weighted average maturity not exceeding two years. However, investments may be made in obligations maturing in a shorter time period (from overnight to less than two years from the date of settlement). Because many of the investments of the underlying investment companies in this asset class will be denominated in foreign currencies, the underlying investment companies may also enter into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates.

Five-Year Government Fixed Income Asset Class: The underlying investment companies comprising the five-year government fixed income asset class generally will purchase U.S. government obligations and U.S. government agency obligations. Generally investment companies in this asset class will purchase obligations with a weighted average maturity not exceeding five years. However, investments may be made in obligations maturing in a shorter time period (from overnight to less than five years from the date of settlement).

Five-Year Global Fixed Income Asset Class: The underlying investment companies comprising the five-year global fixed income asset class generally will purchase obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, obligations of other foreign issuers, corporate debt obligations, bank obligations, commercial paper, and obligations of supranational organizations. Generally investment companies in this asset class will purchase obligations with a weighted average maturity not exceeding five years. However, investments may be made in obligations maturing in a shorter time period (from overnight to less than five years from the date of settlement).

Credit Ratings: Corporate debt obligations and dollar-denominated obligations of foreign issuers issued in the U.S. in which the underlying investment companies may invest will be issued by companies whose commercial paper is rated Prime-1 by Moody’s Investors, Inc. (“Moody’s”) or A-1 by Standard & Poor’s® (“S&P”) If the issuer’s commercial paper is unrated, then the debt security must be rated at least AA by S&P or Aa2 by Moody’s. If there is neither a commercial paper rating nor a rating of the debt security, then the investment adviser(s) to the underlying investment companies must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.

Commercial Paper in which the underlying investment companies may invest will be rated, at the time of purchase, A-1 or better by S&P or Prime-1 by Moody’s, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody’s or AAA by S&P.

Debt securities of foreign issuers in which the underlying investment companies may invest will be rated AA or better by S&P or Aa2 or better by Moody’s.

The Fund will notify shareholders in writing at least 60 days prior to any change in its policy of investing at least 80% of its net assets, including any borrowings for investment purposes, in shares of investment companies that emphasize investments in fixed income securities.

The Fund reserves the right to hold up to 100% of its assets as a temporary defensive measure in cash and money market instruments. To the extent the Fund employs a temporary defensive measure, the Fund may not achieve its investment goal.

Summary of Principal Risks

Investing in any mutual fund involves risks, including the risk that you may receive little or no return on your investment, the risk that the Fund could underperform other possible investments, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. You could lose money on your investment in the Fund. An investment in the Fund involves the same investment risks as those of the underlying investment companies in which the Fund invests. These risks may adversely affect the Fund’s NAV and investment performance. The Fund is subject to the following principal risks:

•

Fixed income securities in which the Fund’s underlying investment companies may invest are subject to certain risks, including interest rate risk, reinvestment risk, prepayment and extension risk, credit/default risk, and the risks associated with investing in repurchase agreements.

•	Interest rate risk involves the risk that prices of fixed income securities will rise and fall in response to interest rate changes.

•	Reinvestment risk involves the risk that proceeds from matured investments may be re-invested at lower interest rates.

•

Prepayment risk involves the risk that in declining interest rates environments prepayments of principal could increase and require the Fund to reinvest proceeds of the prepayments at lower interest rates.

•	Extension risk involves the risk that prepayments of principal will decrease when interest rates rise resulting in a longer effective maturity of a security.

•	Credit risk involves the risk that the credit rating of a security may be lowered.

•

Repurchase agreement risk involves the risk that the other party to a repurchase agreement will be unable to complete the transaction and the underlying investment company in which the Fund invests may suffer a loss as a result.

•

Because the Fund owns shares of underlying investment companies that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

•

Currency risk is the risk that exchange rates for currencies in which securities held by the underlying investment companies in which the Fund invests are denominated will fluctuate daily. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

•

The Adviser’s judgment about the attractiveness or potential appreciation of a particular underlying investment company security could prove to be wrong or the Fund could miss out on an investment opportunity because the assets necessary to take advantage of such opportunity are tied up in less advantageous investments.

•

Because under normal circumstances the Fund invests at least 80% of its net assets in shares of registered investment companies that emphasize investments in fixed income securities, the NAV of the Fund will change with changes in the share prices of the investment companies in which the Fund invests.

•

Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•

There is a risk that the Fund, which is passively managed, may not perform as well as funds with more active methods of investment management, such as selecting securities based on economic, financial, and market analysis.

•	The performance of the Fund will depend on how successfully the investment advisers to the underlying investment companies pursue their investment strategies.

Risk/Return Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year. The Fund intends to evaluate its performance as compared to that of a broad-based index and a Composite Index. The broad-based index will be the CitiGroup World Government Bond Index 1-5 Year Currency Hedged U.S. Dollar Index. The Composite Index will be comprised of the Three-Month Treasury Bill Index, Lehman Brothers Intermediate Government Bond Index, Merrill Lynch 1-3 Year US Government/Corporate Index and Lehman Brothers Aggregate Bond Index, each weighted 25%, respectively. The following is a description of each index:

CitiGroup World Government Bond Index 1-5 Year Currency Hedged U.S. Dollar Index includes the most significant and liquid government bond markets globally that carry at least an investment grade rating. Currently, this includes all countries in the CitiGroup EMU Governments Index (“EGBI”) (currently, Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal, Slovenia and Spain) and Australia, Canada, Denmark, Japan, Sweden, Switzerland, United Kingdom, and the United States. Index weights are based on the market capitalization of qualifying outstanding debt stocks.

Three Month Treasury-Bill Index consists of three-month Treasury bills purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The index is rebalanced monthly by market capitalization.

Lehman Brothers Intermediate Government Bond Index is a weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more.

Merrill Lynch 1-3 Year U.S. Government/Corporate Index is an unmanaged index of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

Lehman Brothers Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected securities are excluded. The Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S. The Lehman Aggregate Bond Index is an intermediate term index. The average maturity is 7.15 years as of September 30, 2007.

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.50%
Distribution (12b-1) and/or service fees	None
Other expenses [1]	0.29%
Acquired Fund fees and expenses [2]	0.20%

Total annual Fund operating expenses	0.99%
Fee Waivers [3]	0%

Net Expenses	0.99%

*	Shareholders requesting redemption by wire are charged a transaction fee of $7.50.
1

Other expenses for the Fund are based on estimated amounts for the current fiscal year. Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges.

2

“Acquired Fund” means any investment company in which the Fund expects to invest during the current fiscal year. Net Operating Expenses will not correlate to the Fund’s ratio of expenses to average net assets, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. The Fund calculates the Acquired Fund’s expenses using the net expense ratios reported in the Acquired Fund’s most recent shareholder reports.

3

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses to 1.00% of the Fund’s average daily net assets through December 31, 2008. The Adviser may discontinue these arrangements at any time after December 31, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$102	$318

MORE ABOUT EACH FUND’S INVESTMENTS AND RISKS

The Risk/Return Information describes each Fund’s investment goal and its principal investment strategies and risks. This section provides some additional information about the Funds and underlying investment companies in which the Funds may invest and certain portfolio management techniques that such underlying investment companies may use.

Investments in Investment Companies and the Investment Company Industry. The Funds invest primarily in securities of registered investment companies and will attempt to identify investment companies that have demonstrated superior management, favorable investment results, and relatively lower costs and expenses. There can be no assurance that this result will be achieved. Each Fund will indirectly bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests including the advisory and administration fees paid by the underlying fund. Some underlying investment companies may concentrate their investments in various industries or industry sectors and may use options, futures, or options on futures in their investment programs.

Investment decisions by the investment advisers of the underlying investment companies are made independently of the Funds and the Adviser. Therefore, the investment adviser of one underlying investment company may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another underlying investment company. The result of this would be an indirect expense to a Fund without accomplishing any investment purpose.

Each Fund expects that it will select the investment companies in which it will invest based, in part, upon an analysis of the past and projected performance and investment structure of the underlying investment companies. However, each Fund may consider other factors in the selection of investment companies. These other factors include, but are not limited to the investment company’s size, shareholder services, liquidity, investment objective and investment techniques. Each Fund will be affected by the losses of its underlying investment companies and the level of risk arising from the investment practices of such investment companies and has no control over the risks taken by such investment companies.

Investing in investment companies does not eliminate investment risk. When the Adviser has identified a significant upward trend in a particular asset class, each Fund retains the right to invest in investment companies that invest primarily in that particular asset class in accordance with the Fund’s target range for that asset class. Investment companies may have greater fluctuations in value when compared to other categories of investment companies that are not invested primarily in the particular asset class selected by the Adviser.

Each Fund’s ability to achieve its investment goal will depend largely on the Adviser’s ability to select the appropriate mix of underlying investment companies. In addition, achieving each Fund’s investment goal will depend on the performance of the underlying investment companies, which depends on the ability of the underlying investment companies to meet their investment goals. There can be no assurance that either the Funds or their underlying investment companies will achieve their investment goals.

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. A Fund may incur brokerage fees in connection with its purchase of ETF shares.

More About Underlying Investment Company Investments

Underlying Investment Companies. The underlying investment companies in which the Funds may invest reflect a broad spectrum of investment opportunities including equities, fixed income, domestic, foreign and emerging markets. These investment companies may invest in various obligations and employ various investment techniques. The following describes these obligations and techniques:

Derivative Contracts. The underlying investment companies in which each of the Funds invest may, but need not, use derivative contracts to seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates (with respect to the Free Market Fixed Income Fund only) or interest rates in the market value of its securities or securities to be purchased.

Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts, and interest rate or currency swaps. A derivative contract will obligate or entitle an underlying investment company to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on an underlying investment company’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An underlying investment company may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the investment company’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make an underlying investment company less liquid and harder to value, especially in declining markets. Some of the underlying investment companies may be permitted to use derivative contracts for speculative purposes.

Equity Investments. The underlying investment companies in which the Free Market U.S. Equity Fund and Free Market International Equity Fund invest may purchase all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, and equity participations.

Fixed Income Investments. The underlying investment companies in which the Free Market Fixed Income Fund invests may purchase all types of fixed income securities, although these investments are not part of such Funds’ primary investment strategies. The Free Market U.S. Equity Fund and the Free Market International Equity Fund may invest a portion of their assets in underlying investment companies that invest in fixed income securities, although these investments are not part of such Funds’ principal investment strategies. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate, governmental and foreign issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

Foreign Securities. The securities held by the underlying investment companies in which the Free Market International Equity Fund and the Free Market Fixed Income Fund invest generally are traded or denominated in foreign currencies. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of an underlying investment company’s assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Mortgage-Backed Securities. Mortgage-backed securities in which the underlying investment companies invest may be issued by private companies or by agencies of the U.S. Government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. An underlying investment company may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk, which is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase and making its price more sensitive to rate changes and more volatile. Mortgage derivatives and structural securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets. Mortgage-backed securities also include mortgage pass-through certificates and multiple-class pass-through certificates, such as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

Securities Lending. The underlying investment companies may seek to increase their income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the underlying investment company will not exceed 33 1/3% of the value of the investment company’s total assets. The underlying investment company may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the investment company. Lending portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan.

Borrowing. The underlying investment companies may borrow money for temporary or emergency (not leveraging) purposes. A Fund will not make any additional investments in an investment company while such investment company’s borrowings exceed 5% of its total assets.

Temporary Investments. The Funds may depart from their principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in cash or money market instruments. If a Fund were to take a temporary defensive position, it may be unable to achieve its investment goal.

Investment Risks

The following provides additional information about the risks of investing in the Funds:

Other Investment Companies. Each Fund’s NAV will fluctuate due to business developments concerning a particular issuer or industry as well as general market and economic conditions affecting securities held by the particular underlying investment companies in which the Fund invests. Investment decisions by the investment advisers of the underlying investment companies in which the Funds invest are made independently of the Funds and the Adviser. Each Fund will be affected by the losses of its underlying investment companies and the risks involved in the investment practices of such investment companies. Neither the Funds nor the Adviser has any control over the risks taken by such investment companies. Some underlying investment companies may concentrate their investments in various industries or sectors and may invest in derivative securities, options or futures.

Small Company Securities. While the securities of small capitalization companies in which the Free Market U.S. Equity and Free Market International Equity Funds’ underlying investment companies invest may offer greater opportunity for capital appreciation than larger companies, investment in such companies presents greater risks than investment in larger, more established companies. Historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management, and to many other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. Besides exhibiting greater volatility, micro and small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Additionally, while the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the underlying investment companies in which the Funds invest may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Stock Market. Underlying investment companies in which the Free Market U.S. Equity Fund and Free Market International Equity Fund may invest are subject to fluctuations in the stock markets, which have periods of increasing and decreasing values. Equity securities typically have greater volatility than fixed income securities.

Foreign Investing. Foreign securities in which the Free Market International Equity Fund and Free Market Fixed Income Fund’s underlying investment companies may invest pose additional risks over U.S.-based securities for a number of reasons. Investments in foreign securities may adversely affect the value of an investment in certain underlying investment companies. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments may exercise greater control over their economies, industries, and citizens’ rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations and accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation and withholding. In addition, these underlying investment companies may incur higher costs and expenses when making foreign investments, which will affect the underlying investment companies’ total return.

Currency Risk. With respect to investments in foreign securities by underlying investment companies in which the Free Market International Equity Fund and the Free Market Fixed Income Fund invest, exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Foreign securities are usually denominated in a foreign currency; therefore, changes in foreign currency exchange rates can affect the NAV of an underlying investment company. Diversification among foreign currencies will not protect the underlying investment companies against a general increase in the value of the U.S. dollar relative to other currencies.

Emerging Market Securities. Underlying investment companies in which the Free Market International Equity Fund invests may purchase the securities of issuers located in developing or emerging market countries. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets, because there is greater uncertainty in less established markets and economies. These risks include political, social or economic systems, smaller securities markets, lower trading volume, and substantial rates of inflation. To the extent an underlying investment company is invested in emerging market securities, it will be subject to higher risk than those investing in securities of developed market countries.

Interest Rate Risk. During periods of rising interest rates, an underlying investment company’s yield and the market value of the investment company’s fixed-income securities will tend to be lower than prevailing market interest rates. In periods of falling interest rates, the underlying investment company’s yield and the market value of the underlying investment company’s fixed-income securities generally will tend to be higher than prevailing market interest rates. Prices of longer-term fixed income securities are typically more sensitive to changes in interest rates than prices of shorter-term fixed-income securities.

Cash Flow Risk. Payment of principal on the mortgages or other assets underlying a particular fixed income security in which an underlying investment company invests may be faster or slower than estimated. Interest only instrument are particularly subject to extension risk, which is the risk that principal repayment will not occur as quickly as anticipated, causing the expected maturity of a security to increase and making its price more sensitive to rate change and more volatile. When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected and will typically shorten the average life of these instruments. This is known as prepayment risk.

Credit/Default Risk. The credit rating of an issuer or guarantor of a security in which an underlying investment company invests may be lowered or an issuer or guarantor of a security or the counterparty to a derivatives contract or a repurchase agreement may default on its payment obligations.

U.S. Government Securities Risk. The U.S. Government may not provide financial support to U.S. Government instrumentalities or sponsored enterprises if it is not obligated to do so by law. Some U.S. Government securities are backed by the full faith and credit of the U.S. Treasury. Other issuers, however, may be chartered or sponsored by Acts of Congress, although their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States.

Derivatives Risk. Loss may result from an underlying investment company’s investments in futures, swaps, options and other derivative instruments. These instruments may be leveraged so that small changes in value may produce disproportionate losses to the underlying investment company. Using derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying investment company’s investment in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the underlying investment company will engage in these transactions to reduce exposure to other risks when they would be beneficial.

Non-diversified investments. The performance of large positions in certain equity or fixed income securities may significantly impact the performance of an underlying investment company, resulting in greater volatility.

Concentration. Concentration of investments within one industry or market sector may subject an underlying investment company to greater market fluctuations. The Funds will not knowingly concentrate their investments, directly or indirectly, in any industry.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

MANAGEMENT OF THE FUNDS

Investment Adviser

Abundance Technologies, Inc. (“Abundance” or the “Adviser”) is located at 3700 Park 42 Drive, Suite 105A, Cincinnati, Ohio 42141. Abundance was founded in 1991 and provides advisory services to individuals, trusts, corporations, non-profit organizations, retirement plans and foundations. Mark E. Matson, President, Chief Financial Officer and a Director of Abundance, owns approximately 51% of Abundance’s outstanding voting securities. Abundance had approximately $2.6 billion in assets under management as of September 30, 2007.

Subject to the general supervision of the Company’s Board of Directors, Abundance manages the Funds’ portfolio and is responsible for the selection and management of all investments of the Funds in accordance with the Funds’ investment goal and policies.

Portfolio Managers

A team of portfolio managers, led by Daniel J. List, is responsible for the day-to-day operation of the Funds. Mark E. Matson and Steven B. Miller assist Mr. List in managing the assets of the Funds.

Daniel J. List, Director of Portfolio Management of the Adviser, has been employed by the Adviser since 1994. He is responsible for portfolio designs, compliance, trading and system designs.

Mark E. Matson, President, Chief Executive Officer and Director of the Adviser, founded the Adviser in 1991 and for the past five years has served as head portfolio manager at the Adviser.

Steven B. Miller, Director of Operations and Portfolio Manager of the Adviser, has been employed by the Adviser since April 2004 as a portfolio manager and then as Director of Operations. Prior thereto, he was a senior financial analyst with F+W Publications Inc. from November 2002 to April 2004, and a financial analyst with MidLand Enterprises, Inc. from April 2002 to November 2002.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Management Fees

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee at the annual rate of 0.50% of each Fund’s average daily net assets, computed daily and payable monthly. A discussion regarding the Board of Directors’ basis for approving the investment advisory agreement with respect to the Funds will be available in the Funds’ semi-annual report for the period ended February 28, 2008 when prepared.

The Adviser has contractually agreed to waive a portion of its advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses of the Free Market U.S. Equity Fund, Free Market International Equity Fund and the Free Market Fixed Income Fund to 1.13%, 1.35% and 1.00%, respectively, of the particular Fund’s average daily net assets through December 31, 2008. The Adviser may discontinue these arrangements at any time after December 31, 2008.

Other Service Providers

The following chart shows the Funds’ service providers and includes their addresses and principal activities.

Shareholders

Distribution and Shareholder Services

Principal Underwriter

PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

Facilitates the distribution of shares and provides administrative services to the Fund.

Transfer Agent and Dividend Disbursing Agent

PFPC Inc.
301 Bellevue Parkway
*Wilmington, DE 19809**

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy, sell and exchange requests.

*Do not use this address for purchases and redemptions. Please see "Purchase of Fund Shares" and "Redemption of Fund Shares" sections for further instructions.

Asset Management

Investment Adviser

Manages the Funds' investment activities.

Custodian

PFPC
Trust Company
8800 Tinicum Boulevard
Suite 200
Philadelphia, PA 19153

Holds the Funds' assets, settles all portfolio trades and collects most of the valuation data required for calculating the Fund's net asset value.

Fund Operations

Administrator and Fund Accounting Agent

PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Provides facilities, equipment and personnel to carry out administrative services for the Funds and calculates the Funds' net asset value, dividends and distributions.

Board of Directors

Supervises the Funds' activities.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The Funds’ Shares are priced at their net asset value (“NAV”). The NAV per share of each Fund is calculated as follows:

Value of Assets Attributable to the Fund’s Shares
NAV = –	Value of Liabilities Attributable to the Fund’s Shares

Number of Outstanding Shares of the Fund

Each Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Funds will effect purchases of Fund Shares at the public offering price next determined after receipt of your order or request in proper form. The Funds will effect redemptions of Fund Shares at the NAV next calculated after receipt of your order in proper form.

Investments in underlying investment companies including ETFs, are valued based on the NAV of those investment companies at the close of business that day. A Fund’s direct investments in equity securities listed on any national or foreign exchange will be valued at the last sale price for all exchanges, except the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on NASDAQ will be valued at the official closing price for the NASDAQ. Direct investments in equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the valued at the mean of the last bid and ask prices prior to the market close. A Fund’s direct investments in fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Direct investments in fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Direct investments in foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If a Fund holds foreign securities, the calculation of the Fund’s NAV will not occur at the same time as the determination of the value of the foreign securities in the Fund’s portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable, the fair value of a Fund’s investments will be determined by its Valuation Committee in accordance with procedures adopted by the Company’s Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a Fund’s Valuation Committee may fair value such foreign securities. The use of a pricing service and fair valuation involve the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other mutual funds and investors to price the same investments.

Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt Fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Shares held by long-term shareholders. The Company and the Adviser reserve the right to reject or restrict purchase requests from any investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to a Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm a Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in each Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor’s account with a Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser’s judgment, will be uniform.

There is no assurance that the Funds will be able to identify market timing, particularly if shareholders invest through intermediaries.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Company. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Fund Shares

General. Shares of the Funds are offered continuously for sale at NAV by PFPC Distributors, Inc. (the “Distributor”). You can only purchase Shares through the means described below. The Funds have no minimum initial investment or minimum subsequent investment.

Purchases Through Intermediaries. The Funds are exclusively available to shareholders of service organizations approved by the Adviser, including certain brokerage firms, investment advisers, financial institutions and other industry professionals (“Service Organizations”). Only shareholders having relationships with these Service Organizations may invest in the Funds. If a shareholder terminates his or her relationship with a Service Organization, the shareholder will not be permitted to purchase additional Fund Shares except for Shares purchased as a result of the reinvestment of dividends and distributions. Service Organizations may impose transaction or administrative charges or other direct fees, which would not be imposed if shares of the Fund were purchased directly from the Company. Therefore, investors should contact the Service Organization acting on their behalf concerning the fees, if any, charged in connection with a purchase or redemption of shares of the Funds and should read this Prospectus in light of the terms governing their accounts with the Service Organization. Service Organizations may impose minimum initial and minimum subsequent investment requirements with respect to their customers’ investments in the Funds and will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company and with clients and customers. A Service Organization or, if applicable, its designee that has entered into such an agreement with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund’s pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses.

Good Order. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order.

Orders received by a Service Organization in good order will be executed at the Fund’s next determined NAV after they are accepted by the Service Organization or its authorized designee.

The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. The Funds cannot assure you that Service Organizations have properly submitted to it all purchase and redemption orders received from the Service Organizations’ customers before the time for determination of the Fund’s NAV in order to obtain that day’s price.

You must include complete and accurate required information on your purchase request. Purchase requests not in good order may be rejected.

Retirement Plans. Shares of a Fund may be purchased in connection with various retirement plans, including Individual Retirement Accounts (“IRAs”), section 403(b) plans and retirement plans for self-employed individuals, partnerships and corporations and their employees. Detailed information concerning retirement plans is available from your Service Organization. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact your Service Organization. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Other Purchase Information: The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of a Fund. The Adviser will monitor each Fund’s total assets and may decide to close any of the Funds at any time to new investments or to new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of the Fund’s strategy. Subject to the Board of Directors’ discretion, the Adviser may also choose to reopen a Fund to new investments at any time and may subsequently close the Fund again should concerns regarding the Fund’s size recur. If a Fund closes to new investments, the Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a.	persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company,

b.	existing and future clients of financial advisers and planners whose clients already hold Shares of the closed Fund, and

c.	employees of the Adviser and their spouses, parents and children.

Other persons who are shareholders of the other Free Market Funds are not permitted to acquire shares of the closed Fund by exchange. Distributions to all shareholders of the Funds will continue to be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement other purchases limitations at the time of closing, including limitations on current shareholders.

Customer Identification Program: Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Fund or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Redemption of Fund Shares

General. You may submit redemption requests to your Service Organization in person or by telephone, mail or wire. Redemption requests are effected at the NAV next calculated after receipt of the redemption request by your Service Organization in proper form and transmission of the request to the Transfer Agent. You can only redeem Shares of a Fund on days the NYSE is open. Your Service Organization may refuse a telephone redemption request if it believes it is advisable to do so. You will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided your Service Organization reasonably believes that the instructions are genuine.

Telephone Redemptions. During periods of dramatic economic or market changes, you may experience difficulty in implementing a telephone redemption with your Service Organization because of increased telephone volume.

Involuntary Redemption: Each Fund reserves the right to redeem a shareholder’s account in the Fund at any time the value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

Other Redemption Information: Redemption proceeds for Shares of a Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by purchasing shares electronically through a wire transfer.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the Securities and Exchange Commission. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the Securities and Exchange Commission. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s NAV during any 90-day period for any one shareholder of the Fund.

Proper Form: You must include complete and accurate required information on your redemption request. Redemption requests not in proper form may be delayed.

Exchange Privilege

The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of any Free Market Fund for Shares of another Free Market Fund up to six (6) times per year (one exchange per calendar month). Such an exchange will be effected at the NAV of the exchanged Shares and the NAV of the Shares to be acquired next determined after a Service Organization’s receipt of a request for an exchange. An exchange of Shares will be treated as a sale for federal income tax purposes. A shareholder may make an exchange, if authorized, by telephone. Defined contribution plans and IRA accounts are not subject to the above exchange limitations.

If the exchanging shareholder does not currently own Shares of the Fund, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder. The exchange privilege may be modified or terminated at any time, or from time to time, by the Funds, upon 60 days’ written notice to shareholders. If a shareholder wants to exchange shares into a new account in a Fund, the dollar value of the Shares acquired must equal or exceed the Fund’s minimum investment requirement for a new account. If a shareholder wants to exchange shares into an existing account, the dollar value of the shares must equal or exceed the Fund’s minimum investment requirement for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.

The Funds’ exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege, which may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Shareholders are entitled to six (6) exchange redemptions (one exchange per calendar month) from each Fund during any twelve-month period. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request that is deemed to be disruptive to efficient portfolio management.

Dividends and Distributions

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Free Market U.S. Equity Fund and the Free Market International Equity Fund will declare and pay dividends from net investment income annually. The Free Market Fixed Income Fund will declare and pay dividends from net investment income quarterly. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Funds at least annually.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the summary assumes you are a U.S. citizen or resident or otherwise subject to U.S. federal income tax. Potential investors should consult their tax advisers for further information regarding federal, state, local and/or foreign tax consequences relevant to their specific situations.

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund (including distributions attributable to net capital gains of underlying investment companies) will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. Other Fund distributions will generally be taxable as ordinary income. A portion of those distributions, however, may be treated as “qualified dividend income” taxable to non-corporate U.S. shareholders at a maximum federal income tax rate of 15% for distributions received through December 31, 2010. A distribution is treated as qualified dividend income to the extent the Fund or an underlying investment company receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met by the Fund, the underlying investment company and the shareholder. Additionally, a portion of the distributions paid by a Fund may be eligible for the dividends-received deduction for corporate shareholders. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional Shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of a portion of your purchase price. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale or redemption of your Shares, based on the difference, if any, between your tax basis in the Shares and the amount you receive for them. This gain or loss will generally be capital gain or loss if you hold your Fund Shares as capital assets and will be long-term if you held your

Shares for more than twelve months. Long-term capital gains are taxable to non-corporate U.S. shareholders at a maximum federal income tax rate of 15% through December 31, 2010. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Additionally, any loss realized on a disposition of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares.

IRAs and Other Tax-Qualified Plans: One major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding: On the New Account Application Form, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each Fund to withhold a percentage of any dividend and redemption or exchange proceeds. The current withholding rate is 28%. Each Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.

U.S. Tax Treatment of Foreign Shareholders: Nonresident aliens, foreign corporations and other foreign investors in a Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains, and, for distributions attributable to the Funds’ current taxable year ending on August 31, 2008, net short-term capital gains, of a Fund. Tax may apply to such capital gain distributions, however, if the recipient’s investment in a Fund is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund (and underlying investment company) income, such as dividends from portfolio companies, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. Also, for taxable years ending on August 31, 2008, Fund distributions attributable to U.S.-source interest income of the Fund will be exempt from U.S. federal income tax.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

State and Local Taxes: Shareholders may also be subject to state and local taxes on distributions and redemptions. Shareholders should consult their advisers regarding the tax status of distributions in their state and locality.

FOR MORE INFORMATION ABOUT ABUNDANCE TECHNOLOGIES FAMILY OF FUNDS

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Funds is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Funds’ investments, describe the Funds’ performance, list portfolio holdings, and discuss recent market conditions and economic trends. The Annual Report includes investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (“SAI”)

An SAI, dated December 31, 2007 has been filed with the SEC. The SAI, which includes additional information about the Funds, may be obtained free of charge, along with the Annual and Semi-Annual Reports when available, by calling (866) 780-0357 Ext. 3863. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally part of the Prospectus). The SAI is not available on the Adviser’s website but a copy may be obtained by calling (866) 780-0357 Ext. 3863.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (866) 780-0357 Ext. 3863.

Purchases and Redemptions

Call (866) 780-0357 Ext. 3863

Written Correspondence

Street Address:

    Abundance Technologies, Inc. Family of Funds

    c/o PFPC Inc.

    101 Sabin Street

    Pawtucket, RI 02860-1427

Securities and Exchange Commission

You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC’s Public Reference Room in Washington, DC or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.

Investment Company Act File No. 811-05518